UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 3, 2020
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              Regal Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RBC	New York Stock Exchange

Item 2.02.    Results of Operations and Financial Condition.
Effective December 28, 2019, the Company reorganized its reportable segments to align with its new management reporting structure and business activities. Prior to this reorganization, the Company was comprised of three reportable segments: Commercial & Industrial Systems, Climate Solutions and Power Transmission Solutions. As a result of this reorganization, the Company divided the Commercial & Industrial Systems segment into separate reportable segments.  Therefore, the Company is now comprised of four reportable segments: Commercial Systems, Industrial Systems, Climate Solutions and Power Transmission Solutions. The Company has recast previously reported segment financial information on a basis consistent with these segments.
A description of the four reportable segments after the reorganization is as follows:

Segment	Typical Products	Typical Applications
Commercial Systems	AC/DC motors from fractional to 5 horsepower (hp) and electronic variable speed controls Fans and blowers Hermetic stator and rotor sets from 5 to 2,900 hp	Commercial HVAC, water pumps, air compressors, commercial kitchen and laundry equipment
Industrial Systems	AC motors from 3 to 3,500 hp Alternators from 5 to 4,000 kilowatts Automatic transfer switches and switchgear	General industrial equipment, agriculture, marine, oil and gas, data centers, power generation
Climate Solutions	Fractional horsepower motors and electronic variable speed controls Small fans and blowers	Residential and light commercial HVAC, water heating, commercial refrigeration, small appliances
Power Transmission Solutions	Mounted and unmounted bearings PT drives and components, gearboxes and gearing sets High performance couplings Conveying products and components	Industrial equipment, material handling, Commercial HVAC, food and beverage, oil and gas

For informational purposes, we are hereby furnishing selected supplemental unaudited financial information in the attached Exhibit 99.2 reflecting these changes for the periods presented. This information includes our unaudited net sales and income (loss) from operations for each fiscal quarter of 2019 and 2018, and the fiscal years ended December 28, 2019 and December 29, 2018. For further information about our financial results for fiscal year 2018, see our Annual Report on Form 10-K for the fiscal year ended December 29, 2018 filed with the Securities and Exchange Commission on February 26, 2019.

The information in this Current Report on 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

On February 3, 2020, Regal Beloit Corporation (the “Company”) issued a news release reporting the financial results of the Company for its fourth quarter ended December 28, 2019. A copy of the Company's news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure.

The Company will hold a conference call at 10:00 a.m. EDT on February 4, 2020 to discuss its financial results for its fourth quarter ended December 28, 2019 and will provide a presentation in connection therewith. A copy of the Company's conference call presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits. The following exhibits are being furnished herewith:

Exhibit Index

Exhibit Number	Exhibit Description
99.1	News Release of Regal Beloit Corporation dated February 3, 2020.
99.2	Regal Beloit Corporation Presentation of February 4, 2020.
104.1	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION

Date: February 4, 2020          By: /s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary